INTERNAL REVENUE SERVICE                     Department of the Treasury

Plan Description:  Prototype Standardized Money Purchase Pension Plan
FFN:  50218352702-002  Case:  9500722  EIN:  42-0623913
BPD:  02   Plan:  002   Letter Serial No:  D264074a
                                        Washington, DC 20224

                                        Person to Contact:  Ms. Arrington
     FARM BUREAU LIFE INSURANCE CO.
                                        Telephone Number:  (202) 622-8173
     5400 UNIVERSITY AVENUE
                                        Refer Reply to:  CP:E:EP:Q:ICU
     WEST DES MOINES, IA  50265
                                        Date:  06/06/95



Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). An employer who adopts this plan will be considered to have a plan qualified under Code section 401(a) provided all the terms of the plan are followed, and the eligibility requirements and contribution or benefit provisions are not more favorable for highly compensated employees than for other employees. Except as stated below, the Key District Director will not issue a determination letter with regard to this plan.

Our opinion does not apply to the form of the plan for purposes of Code section 401(a)(16) if: (1) an employer ever maintained another qualified plan for one or more employees who are covered by this plan, other than a specified paired plan within the meaning of section 7 of Rev. Proc. 89-9, 1989-1 C.B. 780; or (2) after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3).

An employer that has adopted a standardized plan may not rely on this opinion letter with respect to: (1) whether any amendment or series of amendments to the plan satisfies the nondiscrimination requirements of section 1.401(a)(4)-5(a) of the regulations, except with respect to plan amendments granting past service that meet the safe harbor described in section 1.401(a)(4)-5(a)(5) and are not part of a pattern of amendments that significantly discriminates in favor of highly compensated employees; or (2) whether the plan satisfies the effective availability requirement of section 1.401(a)(4)-4(c) of the regulations with respect to any benefit, right or feature.

An employer that has adopted a standardized plan as an amendment to a plan other than a standardized plan may not rely on this opinion letter with respect to whether a benefit, right or other feature that is prospectively eliminated satisfies the current availability requirements of section 1.401(a)-4 of the regulations.

The employer may request a determination (1) as to whether the plan, considered with all related qualified plans and, if appropriate, welfare benefit funds, satisfies the requirements of Code section 401(a)(16) as to limitations on benefits and contributions in Code section 415; (2) regarding the nondiscriminatory effect of grants of past service; and (3) with respect to whether a prospectively eliminated benefit, right or feature satisfies the current availability requirements.

Our opinion does not apply to the form of the plan for purposes of section 401(a) of the Code unless the terms of the plan, as adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(5), 401(a)(17), 401(l), 410(b) and 414(s) of the Code, as amended by the Tax Reform Act of 1986 or subsequent legislation, (a) are made effective retroactively to the first day of the first plan year beginning after December 31, 1988 (or such other date on which these requirements first became effective with respect to this plan); or
(b) are made effective no later than the first day on which the employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the plan constitute such an interpretation.

Because you submitted this plan for approval after March 31, 1991, the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B. 780, are not applicable.

Because you submitted this plan after the later of December 31, 1994, or the date that was 90 days after the date on which a favorable opinion letter was issued for your mass submitter's plan, it does not meet the requirements for the extension of the remedial amendment period provided by Rev. Proc. 95-12, 1995-3 I.R.B. 24.

This letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by Uruguay Round Agreements Act, Pub.
L. 103-465.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

     Sincerely Yours,

     John Swieca  /s/
     Chief, Employee Plans Technical Branch 1

Internal Revenue Service                     Department of the
                                             Treasury

Plan Description: Prototype Non-standardized Safe Harbor Money Purchase Pension Plan
FFN:  50318352702-004  Case:  9500724  EIN:  42-0623913
BPD:  02   Plan:  004   Letter Serial No:  D364076a
                                  Washington, DC 20224

                                  Person to Contact:  Ms. Arrington
     FARM BUREAU LIFE INSURANCE CO.
                                  Telephone Number:  (202) 622-8173
     5400 UNIVERSITY AVENUE
                                  Refer Reply to:  CP:E:EP:Q:ICU
     WEST DES MOINES, IA  50265
                                  Date:  06/06/95



Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

The form of the plan is a nonstandardized safe harbor plan that meets the requirements of section 3 of Rev. Proc. 93-10, 1993-5 I.R.B. 13.

Because you submitted this plan for approval after March 31, 1991, the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B. 780, are not applicable

Because you submitted this plan after the later of December 31, 1994, or the date that was 90 days after the date on which a favorable opinion letter was issued for your mass submitter's plan, it does not meet the requirements for the extension of the remedial amendment period provided by Rev. Proc. 95-12, 1995-3 I.R.B. 24.

This letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by Uruguay Round Agreements Act, Pub. L. 103-465.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

     Sincerely Yours,

     John Swieca  /s/
     Chief, Employee Plans Technical Branch 1

FLEXIBLE STANDARDIZED MONEY PURCHASE PENSION PLAN
ADOPTION AGREEMENT
--------------------------------------------------------------------------------------------------------------------------
SECTION 1.  EMPLOYER INFORMATION

            Name of Employer
                            ----------------------------------------------------------------------------------------

            Address
                   -------------------------------------------------------------------------------------------------

            City                                        State                     Zip
                ----------------------------------------     ---------------------   -------------------------------

            Telephone                     Employer's Federal Tax Identification Number
                     ---------------------                                            ------------------------------------

            Type of Business  (CHECK ONLY ONE) [   ]  Sole Proprietorship   [   ]  Partnership   [   ] C Corporation
                                               [   ] S Corporation   [   ] Other (SPECIFY)
                                                                                          --------------------------------
            [   ]   Check here if Related Employers may participate in this Plan and attach a Related Employer
                    Participation Agreement for each Related Employer who will participate in this Plan.

            Business Code
                         -------------------------------------

            Name of Plan
                        --------------------------------------------------------------------------------------------

            Name of Trust (IF DIFFERENT FROM PLAN NAME)
                                                       -------------------------------------------------------------

            Plan Sequence Number________(ENTER 001 IF THIS IS THE FIRST QUALIFIED PLAN THE EMPLOYER HAS EVER
            MAINTAINED, ENTER 002 IF IT IS THE SECOND, ETC.)

            Trust Identification Number (IF APPLICABLE)
                                                       ---------------------

            Account Number (OPTIONAL)
                                     ---------------------------------------

SECTION 2.  EFFECTIVE DATES  (CHECK AND COMPLETE OPTION A OR B):

            OPTION A:  [   ]  This is the initial adoption of a money purchase pension plan by the Employer.
                              The Effective Date of this Plan is_______________, 19____.
                              NOTE: THE EFFECTIVE DATE IS USUALLY THE FIRST DAY OF THE
                              PLAN YEAR IN WHICH THIS ADOPTION AGREEMENT IS SIGNED.

            OPTION B:  [   ]  This is an amendment and restatement of an existing money purchase pension plan
                              (a Prior Plan).  The Prior Plan was initially effective on______________, 19____.
                              The Effective Date of this amendment and restatement is______________, 19____.

                              NOTE: THE EFFECTIVE DATE IS USUALLY THE FIRST DAY OF THE PLAN YEAR IN WHICH THIS ADOPTION
                              AGREEMENT IS SIGNED.

SECTION 3.  RELEVANT TIME PERIODS  COMPLETE PARTS A THROUGH C

   PART A.  Employer's Fiscal Year:
            The Employer's fiscal year ends (SPECIFY MONTH AND DATE)
                                                                    ------------------------------------------------------
   PART B.  Plan Year Means:

            OPTION 1: [   ]   The 12-consecutive month period which coincides with the Employer's fiscal year.
            OPTION 2: [   ]   The calendar year.
            OPTION 3: [   ]   Other 12-consecutive month period (SPECIFY)
                                                                         -------------------------------------------------

            NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

#4002(6/94) F94            -C-1994 Universal Pensions, Inc., Brainerd, MN  56401

            If the initial Plan Year is less than 12 months (a short Plan Year) specify such Plan Year's beginning and ending dates
                 ---------------------------------------------------------------

   PART C.  Limitation Year Means:

            OPTION 1: [   ]   The Plan Year.
            OPTION 2: [   ]   The calendar year.
            OPTION 3: [   ]   Other 12-consecutive month period. (SPECIFY)
                                                                         -------
                              --------------------------------------------------

            NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

SECTION 4.  ELIGIBILITY REQUIREMENTS   COMPLETE PARTS A THROUGH F
   PART A.  Years of Eligibility Service Requirement:
            An Employee will be eligible to become a Participant in the Plan after completing____(ENTER 0, 1, 2 OR ANY FRACTION LESS THAN 2) Years of Eligibility Service.

            NOTE: IF MORE THAN 1 YEAR IS SELECTED, THE IMMEDIATE 100% VESTING SCHEDULE OF SECTION 8 WILL AUTOMATICALLY APPLY. IF LEFT BLANK, THE YEARS OF ELIGIBILITY SERVICE REQUIRED WILL BE DEEMED TO BE 0. IF A FRACTION IS SELECTED, AN EMPLOYEE WILL NOT BE REQUIRED TO
            COMPLETE ANY SPECIFIED NUMBER OF HOURS OF SERVICE TO RECEIVE
            CREDIT FOR A FRACTIONAL YEAR. IF A SINGLE ENTRY DATE IS SELECTED IN SECTION 4, PART F, THE YEARS OF ELIGIBILITY SERVICE REQUIRED CANNOT EXCEED 1 1/2.

   PART B.  Age Requirement:
            An Employee will be eligible to become a Participant in the Plan
            after attaining age             (NO MORE THAN 21).
                               -------------

            NOTE: IF LEFT BLANK, IT WILL BE DEEMED THERE IS NO AGE REQUIREMENT FOR ELIGIBILITY. IF A SINGLE ENTRY DATE IS SELECTED IN SECTION 4, PART F , THE AGE REQUIRED CANNOT EXCEED 20 1/2.

   PART C.  Employees Employed As of Effective Date:
            Will all Employees employed as of the Effective Date of this Plan who have not otherwise met the Years of Eligibility Service and age requirements specified above be considered to have met those
            requirements as of the Effective Date?   [   ] Yes  [   ] No

            NOTE:  IF A BOX IS NOT CHECKED, "NO" WILL BE DEEMED TO BE SELECTED.

   PART D.  Exclusion of Certain Classes of Employees:
            All Employees shall be eligible to become a Participant in the Plan, except those checked below:

            1. [   ]  Those Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section
                      1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

            2. [   ]  Those Employees who are non-resident aliens (within the meaning of Section 7701(b)(1)(B) of the Code) and who received no earned income (within the meaning of Section
                      911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

   PART E.  Hours Required For Eligibility Purposes:

            1. ________Hours of Service (NO MORE THAN 1,000) shall be required to constitute a Year of Eligibility Service.

            2. ________Hours of Service (NO MORE THAN 500 BUT LESS THAN THE
               NUMBER SPECIFIED IN SECTION 4, PART E, ITEM 1, ABOVE) must be exceeded to avoid a Break in Eligibility Service.
#4002 (6/94) F94           -C-1994 Universal Pensions, Inc., Brainerd, MN  56401

            3. For purposes of determining Years of Eligibility Service,
               Employees shall be given credit for Hours of Service with the following predecessor employer(s): (COMPLETE IF
               APPLICABLE)
                         -------------------------------------------------------

   PART F.  Entry Dates:
            The Entry Dates for participation shall be (CHOOSE ONE):

            OPTION 1: [   ]  The first day of the Plan Year and the first day
                             of the seventh month of the Plan Year.
            OPTION 2: [   ]  Other (SPECIFY)
                                            ------------------------------------

            NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED. OPTION 2 CAN BE SELECTED ONLY IF THE ELIGIBILITY REQUIREMENTS AND ENTRY DATES ARE COORDINATED SUCH THAT EACH EMPLOYEE WILL BECOME A PARTICIPANT IN THE PLAN NO LATER THAN THE EARLIER OF:
            (1) THE FIRST DAY OF THE PLAN YEAR BEGINNING AFTER THE DATE THE EMPLOYEE SATISFIES THE AGE AND SERVICE REQUIREMENTS OF SECTION 410(A) OF THE CODE; OR (2) 6 MONTHS AFTER THE DATE THE EMPLOYEE SATISFIES SUCH REQUIREMENTS.

SECTION 5.  METHOD OF DETERMINING SERVICE  COMPLETE PART A OR B

   PART A.  Hours of Service Equivalencies:
            Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan. (CHOOSE ONE):

            OPTION 1. [   ]   On the basis of actual hours for which an Employee
                              is paid or entitled to payment.

            OPTION 2. [   ]   On the basis of days worked.  An Employee will be
                              credited with 10 Hours of Service if under Section
                              1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the day.

            OPTION 3. [   ]   On the basis of weeks worked.  An Employee will be
                              credited with 45 Hours of Service if under Section
                              1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the week.

            OPTION 4. [   ]   On the basis of months worked.  An Employee will
                              be credited with 190 Hours of Service if under
                              Section 1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the month.

            NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED. THIS SECTION 5, PART A WILL NOT APPLY IF THE ELAPSED TIME METHOD OF SECTION 5, PART B IS SELECTED.

   PART B.  Elapsed Time Method:
            In lieu of tracking Hours of Service of Employees, will the elapsed time method described in Section 2.07 of the Plan be used? (CHOOSE
            ONE)

            OPTION 1: [   ]   No
            OPTION 2: [   ]   Yes

            NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

SECTION 6.  EMPLOYER CONTRIBUTION AND ALLOCATION FORMULA  COMPLETE PARTS A AND B

   PART A.  Contribution Formula (CHOOSE ONE):

            OPTION 1: [   ]   Nonintegrated Formula.  For each Plan Year the
                              Employer will contribute for each Qualifying
                              Participant an amount equal to ------% (NOT TO
                              EXCEED 25%) of the Qualifying Participant's
                              Compensation for the Plan Year.


#4002 (6/94) F94           -C-1994 Universal Pensions, Inc., Brainerd, MN  56401

            OPTION 2: [   ]   Integrated Formula.  For each Plan Year, the
                              Employer will contribute for each Qualifying
                              Participant an amount equal to the sum of the amounts determined in Step 1 and 2:

                              Step 1. An amount equal to ______% (THE BASE CONTRIBUTION PERCENTAGE) of the Participant's Compensation for the Plan Year up to the integration level; plus

                              Step 2. An amount equal to ______% (NOT TO EXCEED THE BASE CONTRIBUTION PERCENTAGE BY MORE THAN THE LESSER OF: (1) THE BASE CONTRIBUTION PERCENTAGE, OR (2) THE MONEY PURCHASE MAXIMUM DISPARITY RATE AS DESCRIBED IN SECTION 3.01(B)(3) OF THE
                                       PLAN) of such Participant's Compensation for the Plan Year in excess of the integration level.

                              The integration level shall be (CHOOSE ONE):

                              SUBOPTION (A):  [   ]  The Taxable Wage Base.
                              SUBOPTION (B):  [   ]  $_______ (A DOLLAR AMOUNT
                                                     LESS THAN THE TAXABLE WAGE
                                                     BASE).
                              SUBOPTION (C):  [   ]   _______% (NOT MORE THAN
                                                     100%) of the Taxable Wage
                                                     Base.

                              NOTE: IF NO OPTION IS SELECTED, SUBOPTION (A) WILL BE DEEMED TO BE SELECTED.

            OPTION 3: [   ]   Hour of Service Formula.

                              The Employer will contribute $_______ for each Hour of Service completed during the Plan Year for each Qualifying Participant as described below. Notwithstanding any other provision of the Plan, the Employer Contribution under this option will only be made for Employees who are in the following classes of Employees and who also meet the conditions required to be a Qualifying
                              Participant:

                              SUBOPTION (A): [   ]  All Qualifying Participants.
                              SUBOPTION (B): [   ]  All Qualifying Participants
                                                    who are hourly Employees.
                              SUBOPTION (C): [   ]  Other (SPECIFY)
                                                                   -------------

                              NOTE: IF NO OPTION IS SELECTED, SUBOPTION (A) WILL BE DEEMED TO BE SELECTED.

            OPTION 4: [   ]   Frozen Plan.  This Plan is frozen effective_______
                              _______________ and the Employer will not make additional contributions to the Plan after such date.

            NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

   PART B.  Qualifying Participants:

            A Participant will be a Qualifying Participant and thus entitled to share in the Employer Contribution for any Plan Year only if the Participant is a Participant on at least one day of such Plan Year and satisfies the following additional conditions (CHECK ONE OR MORE OPTIONS):

            OPTION 1: [   ]  No Additional Conditions.
            OPTION 2: [   ]  Hours of Service Requirement.  The Participant
                             completes at least ------ (NOT MORE THAN 500)
                             Hours of Service during the Plan Year. However, this condition will be waived for the following reasons (CHECK AT LEAST ONE):

                             [   ]  The Participant's Death.
                             [   ]  The Participant's Termination of Employment
                                    after having incurred a Disability.
                             [   ]  The Participant's Termination of Employment
                                    after having reached Normal Retirement Age.
                             [   ]  This condition will not be waived.

                      NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.


#4002 (6/94) F94           -C-1994 Universal Pensions, Inc., Brainerd, MN  56401

                                                                      Page 5
SECTION 7.  COMPENSATION   COMPLETE PARTS A THROUGH D

   PART A.  Basic Definition:
            Compensation will mean all of each Participant's (CHOOSE ONE):

            OPTION 1: [   ]  W-2 wages.
            OPTION 2: [   ]  Section 3401(a) wages.
            OPTION 3: [   ]  415 safe-harbor compensation.

            NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

   PART B.  Measuring Period for Compensation:
            Compensation shall be determined over the following applicable period (CHOOSE ONE):

            OPTION 1: [   ]  The Plan Year.
            OPTION 2: [   ]  The calendar year ending with or within the Plan
                             Year.

            NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

   PART C.  Inclusion of Elective Deferrals:
            Does Compensation include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Sections 125, 402(e)(3),
            402(h)(1)(B), and 403(b) of the Code?    [   ] Yes   [   ]  No

            NOTE:  IF NEITHER BOX IS CHECKED, "YES" WILL BE DEEMED TO BE
            SELECTED.

   PART D.  Pre-Entry Date Compensation:
            For the Plan Year in which an Employee enters the Plan, the Employee's Compensation which shall be taken into account for purposes of the Plan shall be (CHOOSE ONE):

            OPTION 1:  [   ]  The Employee's Compensation only from the time the
                              Employee became a Participant in the Plan.
            OPTION 2:  [   ]  The Employee's Compensation for the whole of
                              such Plan Year.

            NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

SECTION 8.  VESTING AND FORFEITURES  COMPLETE PARTS A THROUGH D

   PART A.  Vesting Schedule.  A Participant shall become Vested in his or her Individual Account as follows (CHOOSE ONE):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   YEARS OF                                         VESTED PERCENTAGE
VESTING SERVICE   Option 1 [   ]   Option 2 [   ]   Option 3 [   ]   Option 4   [   ]  Option 5 [   ] (COMPLETE IF CHOSEN)
--------------------------------------------------------------------------------------------------------------------------
1                   0%                0%              100%             0%              ----%
2                   0%               20%              100%             0%              ----%
3                   0%               40%              100%            20%              ----% (not less than 20%)
4                   0%               60%              100%            40%              ----% (not less than 40%)
5                 100%               80%              100%            60%              ----% (not less than 60%)
6                 100%              100%              100%            80%              ----% (not less than 80%)
7                 100%              100%              100%           100%              ----% (not less than 100%)


NOTE:  IF NO OPTION IS SELECTED, OPTION 3 WILL BE DEEMED TO BE SELECTED.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



#4002 (6/94) F94           -C-1994 Universal Pensions, Inc., Brainerd, MN  56401

   PART B.  Hours Required For Vesting Purposes:

          1. _______Hours of Service (NO MORE THAN 1,000) shall be required to constitute a Year of Vesting Service.

          2. -------- Hours of Service (NO MORE THAN 500 BUT LESS THAN THE NUMBER SPECIFIED IN SECTION 8, PART B, ITEM 1, ABOVE) must be exceeded to avoid a Break in Vesting Service.

          3. For purposes of determining Years of Vesting Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s) (COMPLETE IF
             APPLICABLE)-------------------

--------------------------------------------------------------------------------

   PART C.     Exclusion of Certain Years of Vesting Service:
          All of an Employee's Years of Vesting Service with the Employer are counted to determine the vesting percentage in the Participant's Individual Account except (CHECK ANY THAT APPLY):

          [   ]  Years of Vesting Service before the Employee reaches age 18.
          [   ]  Years of Vesting Service before the Employer maintained this
                 Plan or a predecessor plan.

   PART D.     Allocation of Forfeitures:
          Forfeitures shall be (CHOOSE ONE):

          OPTION 1:  [   ]        Allocated to the Individual Accounts of the
                                  Participants specified below in the manner as described in Section 6, Part A (for Employer
                                  Contributions)

                     The Participants entitled to receive allocations of Forfeitures shall be (CHOOSE ONE):

                     SUBOPTION (a):               [   ]     Only Qualified
                                                            Participants.
                     SUBOPTION (b):               [   ]     All Participants.

                     NOTE: IF NO OPTION IS SELECTED, SUBOPTION (a) WILL BE DEEMED TO BE SELECTED.

          OPTION 2:  [   ]    Applied to reduce Employer Contributions (CHOOSE
                              ONE):

                     SUBOPTION (a):               [   ]     For the Plan Year
                                                            for which the
                                                            Forfeiture arises.
                     SUBOPTION (b):               [   ]     For any Plan Year
                                                            subsequent to the
                                                            Plan Year for which
                                                            the Forfeiture
                                                            arises.
          OPTION 3:  [   ]    Applied first to the payment of the Plan's
                              administrative expenses and any excess applied to reduce Employer Contributions (CHOOSE ONE):

                     SUBOPTION (a):               [   ]     For the Plan Year
                                                            for which the
                                                            Forfeiture arises.
                     SUBOPTION (b):               [   ]     For any Plan Year
                                                            subsequent to the
                                                            Plan Year for which
                                                            the Forfeiture
                                                            arises.

          NOTE: IF NO OPTION IS SELECTED, OPTION 1 AND SUBOPTION (a) WILL BE DEEMED TO BE SELECTED.

SECTION 9.     NORMAL RETIREMENT AGE AND EARLY RETIREMENT AGE

   PART A.     The Normal Retirement Age under the Plan shall be (CHECK AND
          COMPLETE ONE OPTION):

          OPTION 1:  [   ]    Age 65.
          OPTION 2:  [   ]    Age -------- (NOT TO EXCEED 65).
          OPTION 3:  [   ]    The later of age -------- (NOT TO EXCEED 65) or
                              the -------- (NOT TO EXCEED 5TH) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.

#4002 (6/94) F94          -C-1994 Universal Pensions, Inc., Brainerd, MN  56401

                                                                      Page 7
   PART B.     Early Retirement Age (CHOOSE ONE OPTION):

          OPTION 1:  [   ]    An Early Retirement Age is not applicable under
                              the Plan.
          OPTION 2:  [   ]    Age ------ (NOT LESS THAN 55 NOR MORE THAN 65).
          OPTION 3:  [   ]    A Participant satisfies the Plan's Early
                              Retirement Age conditions by attaining age
                              -------- (NOT LESS THAN 55) and completing
                              -------- Years of Vesting Service.

          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
                 SELECTED.

SECTION 10.    DISTRIBUTIONS

          Distributable Events.  Answer each of the following items.

          A. Termination of Employment Before Normal Retirement Age. May a Participant who has not reached Normal Retirement Age request a distribution from the Plan upon Termination of Employment?
             [   ]  Yes  [   ]  No

          B. Disability. May a Participant who has incurred a Disability request a distribution from the Plan?
             [   ]  Yes  [   ]  No

          C. Attainment of Normal Retirement Age. May a Participant who has attained Normal Retirement Age but has not incurred a Termination of Employment request a distribution from the Plan?
             [   ]  Yes  [   ]  No

          D. Withdrawals of Rollover or Transfer Contributions. Will Employees be permitted to withdraw their Rollover or Transfer Contributions at any time?
             [   ]  Yes  [   ]  No

          NOTE: IF A BOX IS NOT CHECKED FOR AN ITEM, "YES" WILL BE DEEMED TO BE SELECTED FOR THAT ITEM. SECTION 411(d)(6) OF THE CODE PROHIBITS THE ELIMINATION OF PROTECTED BENEFITS. IN GENERAL, PROTECTED BENEFITS INCLUDE THE FORMS AND TIMING OF PAYOUT OPTIONS. IF THE PLAN IS BEING ADOPTED TO AMEND AND REPLACE A PRIOR PLAN THAT PERMITTED A DISTRIBUTION OPTION DESCRIBED ABOVE, YOU MUST ANSWER "YES" TO THAT ITEM.

SECTION 11.  JOINT AND SURVIVOR ANNUITY

          The survivor annuity portion of the Joint and Survivor Annuity shall be a percentage equal to ----% (AT LEAST 50% BUT NO MORE THAN 100%) of the amount paid to the Participant prior to his or her death.

SECTION 12. OTHER OPTIONS ANSWER "YES" OR "NO" TO EACH OF THE FOLLOWING QUESTIONS BY CHECKING THE APPROPRIATE BOX. IF A BOX IS NOT CHECKED FOR A QUESTION, THE ANSWER WILL BE DEEMED TO BE "NO."

          A. Loans:  Will loans to Participants pursuant to Section 6.08 of the
             Plan be permitted?    [   ] Yes  [   ] No

          B. Insurance: Will the Plan allow for the investment in insurance policies pursuant to Section 5.13 of the Plan?
             [   ] Yes   [   ]No

          C. Employer Securities: Will the Plan allow for the investment in qualifying Employer securities or qualifying Employer real property?
             [   ] Yes   [   ] No

          D. Rollover Contributions: Will Employees be permitted to make rollover contributions to the Plan pursuant to Section 3.03 of the Plan?
             [   ]  Yes  [   ]  No
             [   ]  Yes, but only
                    after becoming a
                    Participant.

          E. Transfer Contributions: Will Employees be permitted to make transfer contributions to the Plan pursuant to Section 3.04 of the Plan?
             [   ]  Yes  [   ]  No
             [   ]  Yes, but only
                    after becoming a
                    Participant.

#4002 (6/94) F94          -C-1994 Universal Pensions, Inc., Brainerd, MN  56401

          F. Will Participants be permitted to direct the investment of their Plan assets pursuant to Section 5.14 of the Plan?
             [   ] Yes   [   ] No


SECTION 13.  LIMITATION ON ALLOCATIONS - More Than One Plan

          If you maintain or ever maintained another qualified plan (other than a paired standardized profit sharing plan using the same Basic Plan Document as this Plan) in which any Participant in this Plan is (or was) a Participant or could become a Participant, you must complete this section. You must also complete this section if you maintain a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

   PART A.Individually Designed Defined Contribution Plan:
          If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:

          1. [   ]   The provisions of Section 3.05(B)(1) through
                     3.05(B)(6) of the Plan will apply as if the other plan were a master or prototype plan.

          2. [   ]   Other method. (PROVIDE THE METHOD UNDER WHICH THE
                     PLANS WILL LIMIT TOTAL ANNUAL ADDITIONS TO THE
                     MAXIMUM PERMISSIBLE AMOUNT, AND WILL PROPERLY
                     REDUCE ANY EXCESS AMOUNTS, IN A MANNER THAT
                     PRECLUDES EMPLOYER
                     DISCRETION.)--------------------------------------

   PART B.Defined Benefit Plan:
          If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, the Employer will provide below the language which will satisfy the 1.0 limitation of Section 415(e) of the Code.

          1. [   ]   If the projected annual addition to this Plan to the
                     account of a Participant for any limitation year would cause the 1.0 limitation of Section 415(e) of the Code to be exceeded, the annual benefit of the defined benefit plan for such limitation year shall be reduced so that the
                     1.0 limitation shall be satisfied.

                     If it is not possible to reduce the annual benefit of the defined benefit plan and the projected annual addition to this Plan to the account of a Participant for a limitation year would cause the 1.0 limitation to be exceeded, the Employer shall reduce the Employer Contribution which is to be allocated to this Plan on behalf of such Participant so that the 1.0 limitation will be satisfied. (The provisions of Section 415(e) of the Code are incorporated herein by reference under the authority of Section 1106(h) of the Tax Reform Act of 1986.)

          2. [   ]   Other method.  (PROVIDE LANGUAGE DESCRIBING ANOTHER
                     METHOD.  SUCH LANGUAGE MUST PRECLUDE EMPLOYER
                     DISCRETION.)_____________________________________________

SECTION 14.  TOP-HEAVY MINIMUM  COMPLETE PARTS A AND B
   PART A.Minimum Allocation or Benefit:
          For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be made (CHOOSE ONE):

          OPTION 1:  [   ]   To this Plan.
          OPTION 2:  [   ]   To the following other plan maintained by the
                             Employer (SPECIFY NAME AND PLAN NUMBER OF
                             PLAN) ___________________________________________
          OPTION 3:  [   ]   In accordance with the method described on an
                             attachment to this Adoption Agreement.
                             (ATTACH LANGUAGE DESCRIBING THE METHOD THAT
                             WILL BE USED TO SATISFY SECTION 416 OF THE
                             CODE.  SUCH METHOD MUST PRECLUDE EMPLOYER
                             DISCRETION.)

          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.
#4002 (6/94) F94          -C-1994 Universal Pensions, Inc., Brainerd, MN  56401

                                                                      Page 9
   PART B.Top-Heavy Vesting Schedule:

          Pursuant to Section 6.01(C) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan (unless the Plan's regular vesting schedule provides for more rapid vesting) shall be (CHOOSE ONE):

          OPTION 1:  [   ] 6 Year Graded.
          OPTION 2:  [   ] 3 Year Cliff.

          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.

SECTION 15.PROTOTYPE SPONSOR

          Name of Prototype Sponsor___________________________________________

          Address_____________________________________________________________

          Telephone Number____________________________________________________


          PERMISSIBLE INVESTMENTS

          The assets of the Plan shall be invested only in those investments described below (TO BE COMPLETED BY THE PROTOTYPE SPONSOR):


          ____________________________________________________________________


          ____________________________________________________________________


          ____________________________________________________________________


          ____________________________________________________________________

SECTION 16.TRUSTEE OR CUSTODIAN

          OPTION A.  [   ]  Financial Organization as Trustee or Custodian

          CHECK ONE:  [   ] Custodian,   [   ]  Trustee without full trust
          powers, or  [   ] Trustee with full trust powers


          Financial Organization______________________________________________

          Signature___________________________________________________________

          Type Name___________________________________________________________


          COLLECTIVE OR COMMINGLED FUNDS

          List any collective or commingled funds maintained by the financial organization Trustee in which assets of the Plan may be invested (COMPLETE IF APPLICABLE).

          ____________________________________________________________________


          ____________________________________________________________________


          ____________________________________________________________________



#4002 (6/94) F94          -C-1994 Universal Pensions, Inc., Brainerd, MN  56401

                                                                      Page 10
          OPTION B.  [   ]  Individual Trustee(s)

          Signature __________________________________
          Type Name __________________________________

          Signature __________________________________
          Type Name __________________________________

          Signature __________________________________
          Type Name __________________________________

          Signature __________________________________
          Type Name __________________________________

SECTION 17.  RELIANCE

          An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code) in addition to this Plan (other than a paired standardized profit sharing plan using the same Basic Plan Document as this Plan) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

          The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Sections 401(a)(4), 401(a)(17), 401(l), 401(a)(5), 410(b) and 414(s)
          of the Code, as amended by the Tax Reform Act of 1986, or later laws,
          (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such later date on which these requirements first become effective with respect to this
          Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

          This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 04.


SECTION 18.    EMPLOYER SIGNATURE  IMPORTANT:  PLEASE READ BEFORE SIGNING.

          I am an authorized representative of the Employer named above and I state the following:

          1. I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan.

          2. I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

          3. I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan.

          4. I have received a copy of this Adoption Agreement and the corresponding Basic Plan Document.

          Signature for Employer______________________________________________
          Date Signed__________________

          Type Name___________________________________________________________
          Title________________________



#4002 (6/94) F94          -C-1994 Universal Pensions, Inc., Brainerd, MN  56401

INTERNAL REVENUE SERVICE                     Department of the
                                             Treasury

Plan Description:  Prototype Standardized Profit Sharing Plan
FFN:  50218352702-001  Case:  9500721  EIN:  42-0623913
BPD:  02   Plan:  001   Letter Serial No:  D264073a
                                        Washington, DC 20224

                                        Person to Contact:  Ms. Arrington
     FARM BUREAU LIFE INSURANCE CO.
                                        Telephone Number:  (202) 622-8173
     5400 UNIVERSITY AVENUE
                                        Refer Reply to:  CP:E:EP:Q:ICU
     WEST DES MOINES, IA  50265
                                        Date:  06/06/95



Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). An employer who adopts this plan will be considered to have a plan qualified under Code section 401(a) provided all the terms of the plan are followed, and the eligibility requirements and contribution or benefit provisions are not more favorable for highly compensated employees than for other employees. Except as stated below, the Key District Director will not issue a determination letter with regard to this plan.

Our opinion does not apply to the form of the plan for purposes of Code section 401(a)(16) if: (1) an employer ever maintained another qualified plan for one or more employees who are covered by this plan, other than a specified paired plan within the meaning of section 7 of Rev. Proc. 89-9, 1989-1 C.B. 780; or (2) after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3).

An employer that has adopted a standardized plan may not rely on this opinion letter with respect to: (1) whether any amendment or series of amendments to the plan satisfies the nondiscrimination requirements of section 1.401(a)(4)-5(a) of the regulations, except with respect to plan amendments granting past service that meet the safe harbor described in section 1.401(a)(4)-5(a)(5) and are not part of a pattern of amendments that significantly discriminates in favor of highly compensated employees; or (2) whether the plan satisfies the effective availability requirement of section 1.401(a)(4)-4(c) of the regulations with respect to any benefit, right or feature.

An employer that has adopted a standardized plan as an amendment to a plan other than a standardized plan may not rely on this opinion letter with respect to whether a benefit, right or other feature that is prospectively eliminated satisfies the current availability requirements of section 1.401(a)-4 of the regulations.

The employer may request a determination (1) as to whether the plan, considered with all related qualified plans and, if appropriate, welfare benefit funds, satisfies the requirements of Code section 401(a)(16) as to limitations on benefits and contributions in Code section 415; (2) regarding the nondiscriminatory effect of grants of past service; and (3) with respect to whether a prospectively eliminated benefit, right or feature satisfies the current availability requirements.

Our opinion does not apply to the form of the plan for purposes of section 401(a) of the Code unless the terms of the plan, as adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(5), 401(a)(17), 401(l), 410(b) and 414(s) of the Code, as
amended by the Tax Reform Act of 1986 or subsequent legislation, (a) are made effective retroactively to the first day of the first plan year beginning after December 31, 1988 (or such other date on which these requirements first became effective with respect to this plan); or (b) are made effective no later than the first day on which the employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the plan constitute such an interpretation.

Because you submitted this plan for approval after March 31, 1991, the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B. 780, are not applicable.

Because you submitted this plan after the later of December 31, 1994, or the date that was 90 days after the date on which a favorable opinion letter was issued for your mass submitter's plan, it does not meet the requirements for the extension of the remedial amendment period provided by Rev. Proc. 95-12, 1995-3 I.R.B. 24.

This letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by Uruguay Round Agreements Act, Pub. L. 103-465.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization.
Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

     Sincerely Yours,

     John Swieca  /s/
     Chief, Employee Plans Technical Branch 1

INTERNAL REVENUE SERVICE                     Department of the Treasury

Plan Description:  Prototype Non-standardized Safe Harbor Profit Sharing Plan
FFN:  50318352702-003  Case:  9500723  EIN:  42-0623913
BPD:  02   Plan:  003   Letter Serial No:  D364075a
                                        Washington, DC 20224

                                        Person to Contact:  Ms. Arrington
     FARM BUREAU LIFE INSURANCE CO.
                                        Telephone Number:  (202) 622-8173
     5400 UNIVERSITY AVENUE
                                        Refer Reply to:  CP:E:EP:Q:ICU
     WEST DES MOINES, IA  50265
                                        Date:  06/06/95



Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

The form of the plan is a nonstandardized safe harbor plan that meets the requirements of section 3 of Rev. Proc. 93-10, 1993-5 I.R.B. 13.

Because you submitted this plan for approval after March 31, 1991, the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B. 780, are not applicable.

Because you submitted this plan after the later of December 31, 1994, or the date that was 90 days after the date on which a favorable opinion letter was issued for your mass submitter's plan, it does not meet the requirements for the extension of the remedial amendment period provided by Rev. Proc. 95-12, 1995-3 I.R.B. 24.

This letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by Uruguay Round Agreements Act, Pub.
L. 103-465.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

     Sincerely Yours,

     John Swieca  /s/
     Chief, Employee Plans Technical Branch 1

FLEXIBLE STANDARDIZED PROFIT SHARING PLAN
ADOPTION AGREEMENT
________________________________________________________________________________


SECTION 1.     EMPLOYER INFORMATION

               Name of Employer_________________________________________________

               Address__________________________________________________________

               City____________________________________State_________Zip________

               Telephone ___-______
               Employer's Federal Tax Identification Number___________

               Type of Business (CHECK ONLY ONE)  [   ] Sole Proprietorship
                                                  [   ] Partnership
                                                  [   ] C Corporation
                                                  [   ] S Corporation
                                                  [   ] Other (SPECIFY)_________

               [   ]     Check here if Related Employers may participate in this
                         Plan and attach a Related Employer Participation
                         Agreement for each Related Employer who will participate in this Plan.

               Business Code_______________________________

               Name of Plan_____________________________________________________

               Name of Trust (IF DIFFERENT FROM PLAN NAME)______________________

               Plan Sequence Number_____________(ENTER 001 IF THIS IS THE FIRST QUALIFIED PLAN THE EMPLOYER HAS EVER MAINTAINED, ENTER 002 IF IT IS THE SECOND, ETC.)

               Trust Identification Number (IF APPLICABLE)__________________

               Account Number (OPTIONAL)______________________________

SECTION 2.     EFFECTIVE DATES

               General Effective Dates (CHECK AND COMPLETE OPTION 1 OR 2):

               Option 1:  [   ]    This is the initial adoption of a profit
                                   sharing plan by the Employer.
                                   The Effective Date of this Plan is
                                   ___________________, 19__.
                         NOTE: THE EFFECTIVE DATE IS USUALLY THE FIRST DAY OF THE PLAN YEAR IN WHICH THIS ADOPTION AGREEMENT IS SIGNED.

               Option 2:  [   ]    This is an amendment and restatement of an
                                   existing profit sharing plan (a Prior Plan).
                                   The Prior Plan was initially effective on ______________________, 19________.
                                   The Effective Date of this amendment and restatement is _________________, 19_______.
                                   NOTE: THE EFFECTIVE DATE IS USUALLY THE FIRST
                                   DAY OF THE PLAN YEAR IN WHICH THIS ADOPTION
                                   AGREEMENT IS SIGNED.

SECTION 3.     RELEVANT TIME PERIODS  COMPLETE PARTS A THROUGH C

     PART A.   Employer's Fiscal Year:
               The Employer's fiscal year ends (SPECIFY MONTH AND
               DATE)_________________________________________

     PART B.   Plan Year Means:

               OPTION 1: [   ]     The 12-consecutive month period which
                                   coincides with the Employer's fiscal year.
               OPTION 2: [   ]     The calendar year.

               OPTION 3: [   ]     Other 12-consecutive month period.
                                   (SPECIFY)____________________________________

               NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

               If the initial Plan Year is less than 12 months (a short Plan
               Year) specify such Plan Year's beginning and ending dates____________________________________________________________

     PART C.   Limitation Year Means:

               OPTION 1: [   ]     The Plan Year.
               OPTION 2: [   ]     The calendar year.
               OPTION 3: [   ]     Other 12-consecutive month period.
               (SPECIFY)_______________________________________

               NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

SECTION 4.     ELIGIBILITY REQUIREMENTS   COMPLETE PARTS A THROUGH F

     PART A.   Years of Eligibility Service Requirement:
               An Employee will be eligible to become a Participant in the Plan after completing ___________ (ENTER 0, 1, 2 OR ANY FRACTION
               LESS THAN 2) Years of Eligibility  Service.

               NOTE: IF MORE THAN 1 YEAR IS SELECTED, THE IMMEDIATE 100% VESTING SCHEDULE OF SECTION 8 WILL AUTOMATICALLY APPLY. IF LEFT BLANK, THE YEARS OF ELIGIBILITY SERVICE REQUIRED WILL BE DEEMED TO BE 0. IF A FRACTION IS SELECTED, AN EMPLOYEE WILL NOT BE REQUIRED TO COMPLETE ANY SPECIFIED NUMBER OF HOURS OF SERVICE TO RECEIVE CREDIT FOR A FRACTIONAL YEAR. IF A SINGLE ENTRY DATE IS SELECTED IN SECTION 4, PART F, THE YEARS OF ELIGIBILITY SERVICE REQUIRED CANNOT EXCEED 1 1/2.

     PART B.   Age Requirement:
               An Employee will be eligible to become a Participant in the Plan after attaining age ___________ (NO MORE THAN 21).

               NOTE: IF LEFT BLANK, IT WILL BE DEEMED THERE IS NO AGE REQUIREMENT FOR ELIGIBILITY. IF A SINGLE ENTRY DATE IS
               SELECTED IN SECTION 4, PART F, THE AGE REQUIRED CANNOT EXCEED 20 1/2.

     PART C.   Employees Employed As of Effective Date:
               Will all Employees employed as of the Effective Date of this Plan who have not otherwise met the Years of Eligibility Service and age requirements specified above be considered to have met those
               requirements as of the Effective Date?   [   ] Yes  [   ] No

               NOTE:  IF A BOX IS NOT CHECKED, "NO" WILL BE DEEMED TO BE
               SELECTED.

     Part D.   Exclusion of Certain Classes of Employees:
               All Employees shall be eligible to become a Participant in the Plan, except those checked below:

          1.   [   ]     Those Employees included in a unit of Employees covered
                         by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

          2.   [   ]     Those Employees who are non-resident aliens (within the
                         meaning of Section 7701(b)(1)(B) of the Code) and who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United
                         States (within the meaning of Section 861(a)(3) of the Code).


#4001 (6/94) F94           -C-1994 Universal Pensions, Inc., Brainerd, MN  56401

     PART E.   Hours Required For Eligibility Purposes:

          1. ________ Hours of Service (NO MORE THAN 1,000) shall be required to constitute a Year of Eligibility Service.

          2. ________ Hours of Service (NO MORE THAN 500 BUT LESS THAN THE NUMBER SPECIFIED IN SECTION 4, PART E, ITEM 1, ABOVE) must be exceeded to avoid a Break in Eligibility Service.

          3. For purposes of determining Years of Eligibility Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s) (COMPLETE IF
               APPLICABLE)____________________
               _________________________________________________________________

     PART F.   Entry Dates:
               The Entry Dates for participation shall be (CHOOSE ONE):

          OPTION 1: [   ]     The first day of the Plan Year and the first day
                              of the seventh month of the Plan Year.
          OPTION 2: [   ]     Other (SPECIFY)___________________________________

               NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED. OPTION 2 CAN BE SELECTED ONLY IF THE ELIGIBILITY REQUIREMENTS AND ENTRY DATES ARE COORDINATED SUCH THAT EACH EMPLOYEE WILL BECOME A PARTICIPANT IN THE PLAN NO LATER THAN THE EARLIER OF: (1) THE FIRST DAY OF THE PLAN YEAR BEGINNING AFTER THE DATE THE EMPLOYEE SATISFIES THE AGE AND SERVICE REQUIREMENTS OF SECTION 410(A) OF THE CODE; OR (2) 6 MONTHS AFTER THE DATE THE EMPLOYEE SATISFIES SUCH REQUIREMENTS.


     SECTION 5.     METHOD OF DETERMINING SERVICE  COMPLETE PART A OR B

      PART A.  Hours of Service Equivalencies:
               Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan. (CHOOSE ONE):

          OPTION 1. [   ]     On the basis of actual hours for which an Employee
                              is paid or entitled to payment.

          OPTION 2. [   ]     On the basis of days worked.  An Employee will be
                              credited with 10 Hours of Service if under Section
                              1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the day.

          OPTION 3. [   ]     On the basis of weeks worked.  An Employee will be
                              credited with 45 Hours of Service if under Section
                              1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the week.

          OPTION 4. [   ]     On the basis of months worked.  An Employee will
                              be credited with 190 Hours of Service if under
                              Section 1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the month.

               NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED. THIS SECTION 5, PART A WILL NOT APPLY IF THE ELAPSED TIME METHOD OF SECTION 5, PART B IS SELECTED.

      PART B.  Elapsed Time Method:
               In lieu of tracking Hours of Service of Employees, will the elapsed time method described in Section 2.07 of the Plan be used? (CHOOSE ONE)

          OPTION 1: [   ]     No
          OPTION 2: [   ]     Yes

               NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.


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                                                                      Page 4


SECTION 6.     EMPLOYER CONTRIBUTION AND ALLOCATION FORMULA  COMPLETE PARTS A, B
               AND C

      PART A.  Contribution Formula:
               For each Plan Year the Employer will contribute an Amount to be determined from year to year.

      PART B.  Allocation Formula  (CHOOSE ONE):

          OPTION 1: [   ]     Pro Rata Formula.  Employer Profit Sharing
                              Contributions shall be allocated to the Individual
                              Accounts of Qualifying Participants in the ratio that each Qualifying Participant's Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.

          OPTION 2: [   ]     Integrated Formula. Employer Profit Sharing
                              Contributions shall be allocated as follows (START
                              WITH STEP 3 IF THIS PLAN IS NOT A TOP-HEAVY PLAN):

                         Step 1. Employer Profit Sharing Contributions shall first be allocated pro rata to Qualifying Participants in the manner described in
                                   Section 6, Part B, Option 1. The percent so allocated shall not exceed 3% of each Qualifying Participant's Compensation.

                         Step 2. Any Employer Profit Sharing Contributions remaining after the allocation in Step 1 shall be allocated to each Qualifying Participant's Individual Account in the ratio that each Qualifying Participant's Compensation for the Plan Year in excess of the integration level bears to all Qualifying Participants' Compensation in excess of the integration level, but not in excess of 3%.

                         Step 3. Any Employer Profit Sharing Contributions remaining after the allocation in Step 2 shall be allocated to each Qualifying Participant's Individual Account in the ratio that the sum of each Qualifying Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Qualifying Participants' total Compensation and Compensation in excess of the integration level, but not in excess of the profit sharing maximum disparity rate as described in Section 3.01(B)(3) of the Plan.

                         Step 4. Any Employer Profit Sharing Contributions remaining after the allocation in Step 3 shall be allocated pro rata to Qualifying Participants in the manner described in
                                   Section 6, Part B, Option 1.

                                   The integration level shall be (CHOOSE ONE):

                         SUBOPTION (A): [   ]     The Taxable Wage Base.
                         SUBOPTION (B): [   ]     $________ (A DOLLAR AMOUNT
                                                  LESS THAN THE TAXABLE WAGE
                                                  BASE).
                         SUBOPTION (C): [   ]     ______% (NOT MORE THAN 100%)
                                                  of the Taxable Wage Base.

                              NOTE: IF NO OPTION IS SELECTED, SUBOPTION (A) WILL BE DEEMED TO BE SELECTED.

                              NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

      PART C.  Qualifying Participants:
               A Participant will be a Qualifying Participant and thus entitled to share in the Employer Profit Sharing Contribution for any Plan Year only if the Participant is a Participant on at least one day of such Plan Year and satisfies the following additional conditions (CHECK ONE OR MORE OPTIONS):

          OPTION 1: [   ]     No Additional Conditions.


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                                                            Page 5


          OPTION 2: [   ]     Hours of Service Requirement.  The Participant
                              completes at least ______ (NOT MORE THAN 500)
                              Hours of Service during the Plan Year. However, this condition will be waived for the following reasons (CHECK AT LEAST ONE):

                         [   ]     The Participant's Death.
                         [   ]     The Participant's Termination of Employment
                                   after having incurred a Disability.
                         [   ]     The Participant's Termination of Employment
                                   after having reached Normal Retirement Age.
                         [   ]     This condition will not be waived.

                                   NOTE:  IF NO OPTION IS SELECTED, OPTION 1
                                   WILL BE DEEMED TO BE SELECTED.


SECTION 7.     COMPENSATION   COMPLETE PARTS A THROUGH D


      PART A.  Basic Definition:
               Compensation will mean all of each Participant's (CHOOSE ONE):

               OPTION 1: [   ]     W-2 wages.
               OPTION 2: [   ]     Section 3401(a) wages.
               OPTION 3: [   ]     415 safe-harbor compensation.

               NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.


      PART B.  Measuring Period for Compensation:
               Compensation shall be determined over the following applicable period (CHOOSE ONE):

               OPTION 1: [   ]     The Plan Year.
               OPTION 2: [   ]     The calendar year ending with or within the
                                   Plan Year.

               NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.


      PART C.  Inclusion of Elective Deferrals:
               Does Compensation include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Sections 125, 402(e)(3),
               402(h)(1)(B), and 403(b) of the Code?   [   ] Yes [   ] No

               NOTE: IF NEITHER BOX IS CHECKED, "YES" WILL BE DEEMED TO BE SELECTED.


      PART D.  Pre-Entry Date Compensation:
               For the Plan Year in which an Employee enters the Plan, the Employee's Compensation which shall be taken into account for purposes of the Plan shall be (CHOOSE ONE):

          OPTION 1: [   ]     The Employee's Compensation only from the time the
                              Employee became a Participant in the Plan.
          OPTION 2: [   ]     The Employee's Compensation for the whole of such
                              Plan Year.

               NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.



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                                                                 Page 6

SECTION 8.     VESTING AND FORFEITURES  COMPLETE PARTS A THROUGH D

      PART A. Vesting Schedule. A Participant shall become Vested in his or her Individual Account as follows (CHOOSE ONE):

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
   YEARS OF                                       VESTED PERCENTAGE
VESTING SERVICE     Option 1 [   ] Option 2 [   ] Option 3 [   ] Option 4 [   ] Option 5 [   ] (COMPLETE IF CHOSEN)
-------------------------------------------------------------------------------------------------------------------
   1                   0%             0%          100%              0%          ____%
   2                   0%            20%          100%              0%          ____%
   3                   0%            40%          100%             20%          ____% (not less than 20%)
   4                   0%            60%          100%             40%          ____% (not less than 40%)
   5                  100%           80%          100%             60%          ____% (not less than 60%)
   6                  100%          100%          100%             80%          ____% (not less than 80%)
   7                  100%          100%          100%            100%          ____% (not less than 100%)


NOTE:  IF NO OPTION IS SELECTED, OPTION 3 WILL BE DEEMED TO BE SELECTED.
-------------------------------------------------------------------------------

      PART B.  Hours Required For Vesting Purposes:

               1. ________ Hours of Service (NO MORE THAN 1,000) shall be required to constitute a Year of Vesting Service.

               2. ________ Hours of Service (NO MORE THAN 500 BUT LESS THAN THE NUMBER SPECIFIED IN SECTION 8, PART B, ITEM 1, ABOVE) must be exceeded to avoid a Break in Vesting Service.

               3. For purposes of determining Years of Vesting Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s) (COMPLETE IF APPLICABLE)
               ______________________________________________________________

      PART C.  Exclusion of Certain Years of Vesting Service:
               All of an Employee's Years of Vesting Service with the Employer are counted to determine the vesting percentage in the Participant's Individual Account except (CHECK ANY THAT APPLY):

              [   ]     Years of Vesting Service before the Employee reaches
                        age 18.
              [   ]     Years of Vesting Service before the Employer maintained
                        this Plan or a predecessor plan.

      PART D.  Allocation of Forfeitures:
               Forfeitures shall be (CHOOSE ONE):

               OPTION 1: [   ]     Allocated to the Individual Accounts of the
                                   Participants specified below in the manner as described in Section 6, Part B (for
                                   Employer Profit Sharing Contributions).

                                   The Participants entitled to receive
                                   allocations of Forfeitures shall be (CHOOSE
                                   ONE):

                                   SUBOPTION (a): [   ] Only Qualifying
                                                        Participants.
                                   SUBOPTION (b): [   ] All Participants.

               NOTE: IF NO OPTION IS SELECTED, SUBOPTION (a) WILL BE DEEMED TO BE SELECTED.

               OPTION 2: [   ]     Applied to reduce Employer Profit Sharing
                                   Contributions (CHOOSE ONE):

                                   SUBOPTION (a): [   ] For the Plan Year for
                                                        which the Forfeiture
                                                        arises.
                                   SUBOPTION (b): [   ] For any Plan Year
                                                        subsequent to the Plan
                                                        Year for which the
                                                        Forfeiture arises.

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                                                                      Page 7

               OPTION 3: [   ]     Applied first to the payment of the Plan's
                                   administrative expenses and any excess
                                   applied to reduce Employer Profit Sharing
                                   Contributions (CHOOSE ONE):

                                   SUBOPTION (A): [   ] For the Plan Year for
                                                        which the Forfeiture
                                                        arises.
                                   SUBOPTION (B): [   ] For any Plan Year
                                                        subsequent to the Plan
                                                        Year for which the
                                                        Forfeiture arises.

               NOTE: IF NO OPTION IS SELECTED, OPTION 1 AND SUBOPTION (A) WILL BE DEEMED TO BE SELECTED.

SECTION 9.     NORMAL RETIREMENT AGE AND EARLY RETIREMENT AGE
     PART A.   The Normal Retirement Age under the Plan shall be (CHECK AND
COMPLETE ONE OPTION):

          OPTION 1: [   ]     Age 65.
          OPTION 2: [   ]     Age ________ (NOT TO EXCEED 65).
          OPTION 3: [   ]     The later of age ________ (NOT TO EXCEED 65) or
                              the ________ (NOT TO EXCEED 5TH) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.

     PART B.   Early Retirement Age (CHOOSE ONE OPTION):

          OPTION 1: [   ]     An Early Retirement Age is not applicable under
                              the Plan.
          OPTION 2: [   ]     Age ______ (NOT LESS THAN 55 NOR MORE THAN 65).
          OPTION 3: [   ]     A Participant satisfies the Plan's Early
                              Retirement Age conditions by attaining age
                              ________ (NOT LESS THAN 55) and completing
                              ________ Years of Vesting Service.

          NOTE:  IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE
          SELECTED.

SECTION 10.    DISTRIBUTIONS

          Distributable Events.  Answer each of the following items.

          A. Termination of Employment Before Normal Retirement Age. May a Participant who has not reached Normal Retirement Age request a distribution from the Plan upon Termination of
               Employment?              [   ]  Yes  [   ]  No

          B. Disability. May a Participant who has incurred a Disability request a distribution from the Plan?
               [   ]  Yes  [   ]  No

          C. Attainment of Normal Retirement Age. May a Participant who has attained Normal Retirement Age but has not incurred a Termination of Employment request a distribution from the Plan?
               [   ]  Yes  [   ]  No

          D. In-Service Withdrawals. Will Participants be permitted to request a distribution during service pursuant to Section
               6.01(A)(3) of the Plan?       [   ]  Yes  [   ]  No

          E. Hardship Withdrawals. Will Participants be permitted to make hardship withdrawals pursuant to Section 6.01(A)(4) of the Plan?
               [   ]  Yes  [   ]  No

          F. Withdrawals of Rollover or Transfer Contributions. Will Employees be permitted to withdraw their Rollover or Transfer
               Contributions at any time?    [   ]  Yes  [   ]  No

               NOTE: IF A BOX IS NOT CHECKED FOR AN ITEM, "YES" WILL BE DEEMED TO BE SELECTED FOR THAT ITEM. SECTION 411(D)(6) OF THE CODE PROHIBITS THE ELIMINATION OF PROTECTED BENEFITS. IN GENERAL, PROTECTED BENEFITS INCLUDE THE FORMS AND TIMING OF PAYOUT OPTIONS. IF THE PLAN IS BEING ADOPTED TO AMEND AND REPLACE A PRIOR PLAN THAT PERMITTED A DISTRIBUTION OPTION DESCRIBED ABOVE, YOU MUST ANSWER "YES" TO THAT ITEM.

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                                                                 Page 8

SECTION 11.    JOINT AND SURVIVOR ANNUITY

     PART A.   Retirement Equity Act Safe Harbor:
               Will the safe harbor provisions of Section 6.05(F) of the Plan apply? (CHOOSE ONLY ONE OPTION)

          OPTION 1: [   ]     Yes.
          OPTION 2: [   ]     No.

          NOTE: YOU MUST SELECT "NO" IF YOU ARE ADOPTING THIS PLAN AS AN AMENDMENT AND RESTATEMENT OF A PRIOR PLAN THAT WAS SUBJECT TO THE JOINT AND SURVIVOR ANNUITY REQUIREMENTS.

     PART B.   Survivor Annuity Percentage:  (COMPLETE ONLY IF YOUR ANSWER IN
               SECTION 11, PART A IS "NO.")
               The survivor annuity portion of the Joint and Survivor Annuity shall be a percentage equal to ____% (AT LEAST 50% BUT NO MORE THAN 100%) of the amount paid to the Participant prior to his or her death.


SECTION 12. OTHER OPTIONS ANSWER "YES" OR "NO" TO EACH OF THE FOLLOWING QUESTIONS BY CHECKING THE APPROPRIATE BOX. IF A BOX IS NOT CHECKED FOR A QUESTION, THE ANSWER WILL BE DEEMED TO BE "NO."

          A.   Loans:  Will loans to Participants pursuant to Section 6.08 of
               the Plan be permitted?   [   ] Yes  [   ] No

          B. Insurance: Will the Plan allow for the investment in insurance policies pursuant to Section 5.13 of the Plan?
               [   ] Yes   [   ] No

          C. Employer Securities: Will the Plan allow for the investment in qualifying Employer securities or qualifying Employer real
               property?   [   ] Yes   [   ] No

          D. Rollover Contributions: Will Employees be permitted to make rollover contributions to the Plan pursuant to Section 3.03 of
               the Plan?                [   ]  Yes  [   ]  No
               [   ]  Yes, but only after becoming a Participant.

          E. Transfer Contributions: Will Employees be permitted to make transfer contributions to the Plan pursuant to Section 3.04 of
               the Plan?                [   ]  Yes  [   ]  No
               [   ]  Yes, but only after becoming a Participant.

          F. Will Participants be permitted to direct the investment of their Plan assets pursuant to Section 5.14 of the Plan?
               [   ] Yes  [   ] No

SECTION 13.    LIMITATION ON ALLOCATIONS - More Than One Plan
               If you maintain or ever maintained another qualified plan (other than a paired standardized money purchase pension plan using the same Basic Plan Document as this Plan) in which any Participant in this Plan is (or was) a Participant or could become a Participant, you must complete this section. You must also complete this section if you maintain a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

     PART A.   Individually Designed Defined Contribution Plan:
               If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:

          1.       [   ] The provisions of Section 3.05(B)(1) through 3.05(B)(6)
                         of the Plan will apply as if the other plan were a master or prototype plan.

          2.       [   ] Other method. (PROVIDE THE METHOD UNDER WHICH THE PLANS
                         WILL LIMIT TOTAL ANNUAL ADDITIONS TO THE MAXIMUM PERMISSIBLE AMOUNT, AND WILL PROPERLY REDUCE ANY EXCESS AMOUNTS, IN A MANNER THAT PRECLUDES EMPLOYER DISCRETION.)___________________________________________

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                                                                 Page 9
     PART B.   Defined Benefit Plan:
               If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, the Employer will provide below the language which will satisfy the 1.0 limitation of Section 415(e) of the Code.

          1.   [   ]     If the projected annual addition to this Plan to the
                         account of a Participant for any limitation year would cause the 1.0 limitation of Section 415(e) of the Code to be exceeded, the annual benefit of the defined benefit plan for such limitation year shall be reduced so that the 1.0 limitation shall be satisfied.

                         If it is not possible to reduce the annual benefit of the defined benefit plan and the projected annual addition to this Plan to the account of a Participant for a limitation year would cause the 1.0 limitation to be exceeded, the Employer shall reduce the Employer Contribution which is to be allocated to this Plan on behalf of such Participant so that the 1.0 limitation will be satisfied. (The provisions of Section 415(e) of the Code are incorporated herein by reference under the authority of Section 1106(h) of the Tax Reform Act of 1986.)

          2.   [   ]     Other method.  (PROVIDE LANGUAGE DESCRIBING ANOTHER
                         METHOD.  SUCH LANGUAGE MUST PRECLUDE EMPLOYER
                         DISCRETION.)___________________________________________

SECTION 14.    TOP-HEAVY MINIMUM  COMPLETE PARTS A AND B
     PART A.   Minimum Allocation or Benefit:
               For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be made (CHOOSE ONE):

          OPTION 1: [   ]     To this Plan.
          OPTION 2: [   ]     To the following other plan maintained by the
                              Employer (SPECIFY NAME AND PLAN NUMBER OF PLAN)
                              __________________________________________________
          OPTION 3: [   ]     In accordance with the method described on an
                              attachment to this Adoption Agreement.  (ATTACH
                              LANGUAGE DESCRIBING THE METHOD THAT WILL BE USED
                              TO SATISFY SECTION 416 OF THE CODE.  SUCH METHOD
                              MUST PRECLUDE EMPLOYER DISCRETION.)

                              NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

     PART B.   Top-Heavy Vesting Schedule:
               Pursuant to Section 6.01(C) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan (unless the Plan's regular vesting schedule provides for more rapid vesting) shall be (CHOOSE ONE):

          OPTION 1: [   ]     6 Year Graded.
          OPTION 2: [   ]     3 Year Cliff.

                    NOTE: IF NO OPTION IS SELECTED, OPTION 1 WILL BE DEEMED TO BE SELECTED.

SECTION 15.    PROTOTYPE SPONSOR

          Name of Prototype Sponsor___________________________________________


          Address_____________________________________________________________

          Telephone Number____________________________________________________

          PERMISSIBLE INVESTMENTS
          The assets of the Plan shall be invested only in those investments described below (TO BE COMPLETED BY THE PROTOTYPE SPONSOR):


          _____________________________________________________________________


          _____________________________________________________________________


          _____________________________________________________________________

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

                                                                      Page 10
SECTION 16.    TRUSTEE OR CUSTODIAN
          OPTION A.      [   ]     Financial Organization as Trustee or
                                   Custodian
          CHECK ONE:  [   ]  Custodian,   [   ]  Trustee without full trust
                         powers, or   [   ] Trustee with full trust powers

          Financial Organization_______________________________________________

          Signature____________________________________________________________

          Type Name____________________________________________________________

          COLLECTIVE OR COMMINGLED FUNDS

          List any collective or commingled funds maintained by the financial organization Trustee in which assets of the Plan may be invested (COMPLETE IF APPLICABLE).

          ____________________________________________________________________


          ____________________________________________________________________

          OPTION B. [   ]     Individual Trustee(s)

          Signature ____________________  Type Name_____________________
          Signature_____________________  Type Name_____________________

          Signature ____________________  Type Name_____________________
          Signature_____________________  Type Name_____________________

SECTION 17.    RELIANCE
          An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code) in addition to this Plan (other than a paired standardized money purchase pension plan using the same Basic Plan Document as this Plan) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Internal Revenue
          Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

          The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Sections 401(a)(4), 401(a)(17), 401(l), 401(a)(5), 410(b) and 414(s)
          of the Code, as amended by the Tax Reform Act of 1986, or later laws,
          (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such later date on which these requirements first become effective with respect to this
          Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

          This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 04.

SECTION 18.    EMPLOYER SIGNATURE  IMPORTANT:  PLEASE READ BEFORE SIGNING.
          I am an authorized representative of the Employer named above and I state the following:

          1. I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan.
          2. I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan.
          3. I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan.
          4. I have received a copy of this Adoption Agreement and the corresponding Basic Plan Document.

          Signature for Employer___________________________________
          Date Signed______________________

          Type Name______________________________________
          Title____________________________